Exhibit 24

Power of Attorney



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                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints J. Philip Hester, Sr. and Robert
W. Coile, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Registration Statement.

         /s/ J. Philip Hester, Sr.
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J. Philip Hester, Sr., Chief Executive Officer,
President, Director (principal executive officer)
October 15, 2001


         /s/ Ralph M. Bowen
--------------------------------------------------
Ralph Millard Bowen, Director
October 15, 2001


         /s/ Marcus C. Byrd, Jr.
--------------------------------------------------
Marcus C. Byrd, Jr., Director
October 15, 2001


         /s/ Glennon C. Grogan
--------------------------------------------------
Glennon C. Grogan, Director
October 15, 2001


         /s/ James H. Grogan
--------------------------------------------------
James H. Grogan, Secretary and Director
October 15, 2001


         /s/ Robert W. Coile
--------------------------------------------------
Robert W. Coile, Chief Financial Officer
(principal accounting officer)
October 15, 2001


         /s/ Andrew M. Head
--------------------------------------------------
Andrew M. Head, Director
October 15, 2001



         /s/ Bruce T. Howard
--------------------------------------------------
Bruce T. Howard, Director
October 15, 2001


         /s/ David E. Johnson
--------------------------------------------------
David E. Johnson, Director
October 15, 2001


         /s/ William A. McRae
--------------------------------------------------
William A. McRae, Director
October 15, 2001


         /s/ Kim Mills
--------------------------------------------------
Kim Mills, Director
October 15, 2001


         /s/ Jame s W. Walden
--------------------------------------------------
James W. Walden, Director
October 15, 2001


         /s/ Russell M. Wallace
--------------------------------------------------
Russell M. Wallace, Chairman of the Board
October 15, 2001